CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF DETERMINED TO

# Statistical Supplement

## First Quarter 2015

Lincoln Financial Group®

You're In Charge®

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Sources of Earnings	7
Select Earnings Drivers By Segment	8
Deposits, Net Flows and Account Balances By Segment	9
Sales By Segment	10
Operating Revenues and General and Administrative Expenses By Segment	11
Operating Commissions and Other Expenses	12
Interest Rate Yields and Spreads By Segment	13
Select Investment Data	14
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	15
Select Liquidity and Ratings Agency Data	16
Select Earnings and Operational Data:
Annuities	17
Retirement Plan Services	18
Life Insurance	19
Group Protection	20
Other Operations and Discontinued Operations	21
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	22
Annuities	23
Retirement Plan Services, Life Insurance and Group Protection	24
Account Value Roll Forwards:
Annuities	25
Retirement Plan Services	26
Life Insurance	27
Select Non-GAAP to GAAP Reconciliations	28

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Dowling & Partners	Humphrey Lee	860-676-7351
FBR Capital Markets	Randy Binner	703-312-1890
J.P. Morgan Securities	Jimmy Bhullar	212-622-6397
Janney Capital Markets	Bob Glasspiegel	860-724-1203
Jefferies	Colin Devine	212-707-6327
Keefe, Bruyette and Woods	Ryan Krueger	860-722-5930
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Voice: 484-583-1793

Notes
This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website:
www.lfg.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Single premium bank-owned universal life and variable universal life (“BOLI”) – 15% of single premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”), and corporate-owned UL and VUL (“COLI”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.

Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.
Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”) reflected within variable annuity net derivative results;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated April 29, 2015, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Revenues
Insurance premiums	$739	$755	$741	$753	$790	6.9%
Fee income	1,098	1,134	1,216	1,224	1,222	11.3%
Net investment income	1,208	1,207	1,212	1,232	1,187	-1.7%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(3)	(3)	(4)	(5)	(13)	NM
Realized gain (loss), excluding OTTI	(15)	38	93	(101)	(35)	NM
Total realized gain (loss)	(18)	35	89	(106)	(48)	NM
Amortization of deferred gains on business
sold through reinsurance	19	18	18	18	18	-5.3%
Other revenues	130	133	135	565	135	3.8%
Total revenues	3,176	3,282	3,411	3,686	3,304	4.0%

Expenses
Interest credited	633	636	631	632	625	-1.3%
Benefits	1,078	1,079	1,117	1,403	1,236	14.7%
Commissions and other expenses	971	963	995	1,150	1,013	4.3%
Interest and debt expense	67	67	67	67	68	1.5%
Total expenses	2,749	2,745	2,810	3,252	2,942	7.0%
Income (loss) from continuing operations before taxes	427	537	601	434	362	-15.2%
Federal income tax expense (benefit)	98	139	162	87	62	-36.7%
Income (loss) from continuing operations	329	398	439	347	300	-8.8%
Income (loss) from discontinued operations	-	-	-	1	-	NM
Net income (loss)	329	398	439	348	300	-8.8%
Adjustment for LNC stock units in our
deferred compensation plans	(1)	1	2	-	(1)	0.0%
Net income (loss) available to common
stockholders – diluted	$328	$399	$441	$348	$299	-8.8%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.21	$1.48	$1.65	$1.32	$1.15	-5.0%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$71,681	$74,017	$73,799	$74,546	$77,063	7.5%
U.S. government bonds	388	396	402	435	452	16.5%
Foreign government bonds	559	556	551	541	561	0.4%
Mortgage-backed securities	4,944	4,929	4,931	4,796	4,674	-5.5%
Asset-backed collateralized debt obligations	241	256	286	375	423	75.5%
State and municipal bonds	4,204	4,395	4,419	4,593	4,705	11.9%
Hybrid and redeemable preferred securities	971	962	960	954	935	-3.7%
VIEs' fixed maturity securities	597	598	598	598	598	0.2%
Equity securities	207	256	234	231	210	1.4%
Total AFS securities	83,792	86,365	86,180	87,069	89,621	7.0%
Trading securities	2,316	2,339	2,134	2,065	2,077	-10.3%
Mortgage loans on real estate	7,089	7,096	7,466	7,574	7,654	8.0%
Real estate	42	32	20	20	19	-54.8%
Policy loans	2,687	2,683	2,677	2,670	2,664	-0.9%
Derivative investments	1,044	1,142	1,439	1,860	2,095	100.7%
Other investments	1,237	1,301	1,469	1,709	1,885	52.4%
Total investments	98,207	100,958	101,385	102,967	106,015	8.0%
Cash and invested cash	1,849	1,509	1,821	3,919	3,487	88.6%
DAC and VOBA	8,454	8,149	8,372	8,207	8,156	-3.5%
Premiums and fees receivable	504	465	448	473	452	-10.3%
Accrued investment income	1,116	1,081	1,129	1,049	1,129	1.2%
Reinsurance recoverables	5,984	6,007	5,906	5,730	5,598	-6.5%
Funds withheld reinsurance assets	772	764	761	649	646	-16.3%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	3,822	3,760	3,414	2,845	2,901	-24.1%
Separate account assets	118,968	124,159	122,937	125,265	127,828	7.4%
Total assets	$241,949	$249,125	$248,446	$253,377	$258,485	6.8%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$18,997	$19,460	$19,553	$20,057	$20,468	7.7%
Other contract holder funds	74,507	74,735	74,893	75,512	75,663	1.6%
Short-term debt	-	250	250	250	250	NM
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 16 for details)	1,122	1,122	1,122	1,123	1,123	0.1%
Financial	4,258	4,048	4,064	4,147	4,504	5.8%
Reinsurance related embedded derivatives	135	155	141	150	165	22.2%
Funds withheld reinsurance liabilities	843	842	806	764	717	-14.9%
Deferred gain on business sold through reinsurance	226	208	190	171	153	-32.3%
Payables for collateral on investments	3,519	3,571	3,853	4,409	5,046	43.4%
VIEs' liabilities	22	10	17	13	5	-77.3%
Other liabilities	4,866	5,114	5,168	5,776	6,340	30.3%
Separate account liabilities	118,968	124,159	122,937	125,265	127,828	7.4%
Total liabilities	227,463	233,674	232,994	237,637	242,262	6.5%

Stockholders’ Equity
Common stock	6,805	6,739	6,696	6,622	6,493	-4.6%
Retained earnings	5,228	5,513	5,834	6,022	6,077	16.2%
AOCI:
Unrealized gain (loss) on AFS securities	2,523	3,282	2,996	3,297	3,776	49.7%
Unrealized OTTI on AFS securities	(79)	(67)	(68)	(58)	(65)	17.7%
Unrealized gain (loss) on derivative instruments	239	216	221	139	218	-8.8%
Foreign currency translation adjustment	(10)	(10)	(10)	(3)	(4)	60.0%
Funded status of employee benefit plans	(220)	(222)	(217)	(279)	(272)	-23.6%
Total AOCI	2,453	3,199	2,922	3,096	3,653	48.9%
Total stockholders’ equity	14,486	15,451	15,452	15,740	16,223	12.0%
Total liabilities and stockholders’ equity	$241,949	$249,125	$248,446	$253,377	$258,485	6.8%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Income (Loss)
Income (loss) from operations	$365	$394	$414	$439	$352	-3.6%
Net income (loss)	329	398	439	348	300	-8.8%

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$1.34	$1.47	$1.56	$1.67	$1.35	0.7%
Net income (loss)	1.21	1.48	1.65	1.32	1.15	-5.0%

Average Stockholders’ Equity
Average equity, including AOCI	$13,969	$14,968	$15,452	$15,596	$15,982	14.4%
Average AOCI	2,008	2,826	3,061	3,009	3,374	68.0%
Average equity, excluding AOCI	$11,961	$12,142	$12,391	$12,587	$12,608	5.4%

ROE
Income (loss) from operations	12.2%	13.0%	13.4%	13.9%	11.2%
Net income (loss)	11.0%	13.1%	14.2%	11.1%	9.5%

Per Share
Dividends declared during the period	$0.16	$0.16	$0.16	$0.20	$0.20	25.0%
Book value, including AOCI	54.94	59.24	59.48	61.35	64.14	16.7%
Book value, excluding AOCI	45.63	46.97	48.23	49.29	49.70	8.9%

Shares
Repurchased during the period	3.0	3.1	2.8	3.6	6.0	102.2%
Average for the period – diluted	272.1	268.9	266.8	263.0	260.6	-4.2%
End-of-period – basic	263.7	260.8	259.8	256.6	252.9	-4.1%
End-of-period – diluted	270.4	267.6	265.5	261.5	257.2	-4.9%

Cash Returned to Common Stockholders
Shares repurchased	$150	$150	$150	$200	$350	133.3%
Common dividends	42	42	42	42	51	21.4%
Total cash returned to common stockholders	$192	$192	$192	$242	$401	108.9%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Income (Loss) from Operations
Annuities	$216	$227	$245	$237	$239	10.6%
Retirement Plan Services	39	39	40	42	35	-10.3%
Life Insurance	120	148	150	193	111	-7.5%
Group Protection	20	2	8	(7)	(6)	NM
Other Operations	(30)	(22)	(29)	(26)	(27)	10.0%
Income (loss) from operations	$365	$394	$414	$439	$352	-3.6%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$3,225	$3,398	$3,632	$3,786	$3,887	20.5%
Retirement Plan Services	969	949	966	1,002	1,006	3.8%
Life Insurance	5,989	6,088	6,226	6,204	6,226	4.0%
Group Protection	1,157	1,186	1,208	1,227	1,241	7.3%
Total segment equity, excluding goodwill	11,340	11,621	12,032	12,219	12,360	9.0%
Other Operations and goodwill	621	521	359	368	248	-60.1%
Total average equity, excluding AOCI	$11,961	$12,142	$12,391	$12,587	$12,608	5.4%

ROE
Segment ROE, excluding goodwill:
Annuities	26.8%	26.7%	27.0%	25.1%	24.6%
Retirement Plan Services	16.1%	16.5%	16.6%	16.6%	14.0%
Life Insurance	8.0%	9.7%	9.7%	12.5%	7.1%
Group Protection	6.8%	0.6%	2.6%	-2.1%	-2.1%
Consolidated ROE – income (loss) from operations	12.2%	13.0%	13.4%	13.9%	11.2%

Lincoln Financial Group
Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change	12/31/13	12/31/14	Change
Income (Loss) from Operations, Before Income Taxes
Annuities	$266	$286	$315	$297	$293	10.2%	$927	$1,163	25.5%
Retirement Plan Services	53	54	55	49	48	-9.4%	190	211	11.1%
Life Insurance	178	223	226	280	156	-12.4%	812	907	11.7%
Group Protection	30	3	12	(10)	(10)	NM	109	35	-67.9%
Other Operations	(46)	(34)	(45)	(40)	(44)	4.3%	(192)	(166)	13.5%
Income (loss) from operations, before income taxes	$481	$532	$563	$576	$443	-7.9%	$1,846	$2,150	16.5%

Sources of Earnings, Before Income Taxes
Investment spread	$181	$202	$195	$202	$164	-9.4%	$772	$778	0.8%
Mortality/morbidity	118	115	127	167	74	-37.3%	507	528	4.1%
Fees on AUM	189	201	251	205	205	8.5%	649	846	30.4%
VA riders	39	48	35	42	44	12.8%	110	164	49.1%
Total sources of earnings, before income taxes	527	566	608	616	487	-7.6%	2,038	2,316	13.6%
Other Operations	(46)	(34)	(45)	(40)	(44)	4.3%	(192)	(166)	13.5%
Income (loss) from operations, before income taxes	$481	$532	$563	$576	$443	-7.9%	$1,846	$2,150	16.5%

Sources of Earnings, Before Income Taxes, % By Component
Investment spread	34.2%	35.6%	32.1%	32.8%	33.8%		37.8%	33.6%
Mortality/morbidity	22.5%	20.4%	20.9%	27.1%	15.2%		24.9%	22.8%
Fees on AUM	35.9%	35.6%	41.3%	33.3%	42.0%		31.9%	36.5%
VA riders	7.4%	8.4%	5.7%	6.8%	9.0%		5.4%	7.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Annuities
Operating revenues	$909	$926	$944	$966	$989	8.8%
Average account values	115,282	118,268	121,260	121,079	122,877	6.6%
Net flows	695	831	565	555	196	-71.8%

Retirement Plan Services
Operating revenues	$271	$270	$272	$277	$273	0.7%
Average account values	51,460	52,587	53,618	53,739	54,018	5.0%
Net flows	(361)	366	50	(936)	115	131.9%

Life Insurance
Operating revenues	$1,337	$1,363	$1,446	$1,858	$1,432	7.1%
Average account values	40,333	40,895	41,371	41,858	42,468	5.3%
Average in-force face amount	619,715	625,961	632,154	637,935	642,258	3.6%
Net flows	829	919	934	1,096	888	7.1%

Group Protection
Operating revenues	$610	$621	$598	$616	$605	-0.8%
Non-medical earned premiums	533	528	528	541	535	0.4%

Consolidated
Operating revenues	$3,233	$3,286	$3,363	$3,834	$3,394	5.0%
Average account values	207,075	211,750	216,249	216,676	219,363	5.9%
Net flows	1,163	2,116	1,549	715	1,199	3.1%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Deposits
Annuities	$3,379	$3,566	$3,453	$3,381	$2,990	-11.5%
Retirement Plan Services	1,758	1,814	1,611	2,332	1,704	-3.1%
Life Insurance	1,266	1,308	1,285	1,474	1,311	3.6%
Total deposits	$6,403	$6,688	$6,349	$7,187	$6,005	-6.2%

Net Flows
Annuities	$695	$831	$565	$555	$196	-71.8%
Retirement Plan Services	(361)	366	50	(936)	115	131.9%
Life Insurance	829	919	934	1,096	888	7.1%
Total net flows	$1,163	$2,116	$1,549	$715	$1,199	3.1%

Account Balances as of End-of-Period
Annuities	$116,784	$121,192	$120,270	$122,041	$124,254	6.4%
Retirement Plan Services	51,851	53,748	53,362	53,539	54,632	5.4%
Life Insurance	40,552	41,238	41,504	42,213	42,724	5.4%
Total account balances	$209,187	$216,178	$215,136	$217,793	$221,610	5.9%

Average Account Balances
Annuities	$115,282	$118,268	$121,260	$121,079	$122,877	6.6%
Retirement Plan Services	51,460	52,587	53,618	53,739	54,018	5.0%
Life Insurance	40,333	40,895	41,371	41,858	42,468	5.3%
Total average account balances	$207,075	$211,750	$216,249	$216,676	$219,363	5.9%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Sales
Annuities:
Variable	$2,947	$3,173	$3,226	$3,175	$2,697	-8.5%
Fixed	432	393	227	206	293	-32.2%
Total Annuities	$3,379	$3,566	$3,453	$3,381	$2,990	-11.5%

Retirement Plan Services:
First year sales	$432	$661	$429	$1,190	$382	-11.6%
Recurring deposits	1,326	1,153	1,182	1,142	1,322	-0.3%
Total Retirement Plan Services	$1,758	$1,814	$1,611	$2,332	$1,704	-3.1%

Life Insurance:
UL:
Excluding MoneyGuard® and IUL	$21	$24	$27	$26	$20	-4.8%
MoneyGuard®	34	40	43	47	40	17.6%
IUL	18	15	18	24	15	-16.7%
Total UL	73	79	88	97	75	2.7%
VUL	46	56	44	52	45	-2.2%
Term	23	23	23	21	19	-17.4%
Total individual life insurance	142	158	155	170	139	-2.1%
COLI and BOLI	3	14	5	22	14	NM
Total Life Insurance	$145	$172	$160	$192	$153	5.5%

Group Protection:
Life	$31	$29	$34	$112	$25	-19.4%
Disability	26	30	41	103	22	-15.4%
Dental	7	14	19	35	9	28.6%
Total Group Protection	$64	$73	$94	$250	$56	-12.5%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Operating Revenues
Annuities	$909	$926	$944	$966	$989	8.8%
Retirement Plan Services	271	270	272	277	273	0.7%
Life Insurance	1,337	1,363	1,446	1,858	1,432	7.1%
Group Protection	610	621	598	616	605	-0.8%
Other Operations	106	106	103	117	95	-10.4%
Total	$3,233	$3,286	$3,363	$3,834	$3,394	5.0%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$110	$110	$109	$126	$109	-0.9%
Retirement Plan Services	69	70	73	82	71	2.9%
Life Insurance	103	109	99	124	108	4.9%
Group Protection	60	65	66	75	67	11.7%
Other Operations	14	17	18	35	14	0.0%
Total	$356	$371	$365	$442	$369	3.7%

General and Administrative Expenses,
Net of Amounts Capitalized, As a Percentage
of Operating Revenues
Annuities	12.1%	11.9%	11.5%	13.0%	11.1%
Retirement Plan Services	25.5%	26.1%	26.7%	29.6%	25.9%
Life Insurance	7.7%	8.0%	6.8%	6.7%	7.6%
Group Protection	9.8%	10.5%	11.0%	12.3%	11.1%
Other Operations	12.7%	15.3%	17.8%	29.7%	14.3%
Total	11.0%	11.3%	10.9%	11.5%	10.9%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$404	$419	$411	$501	$416	3.0%
Commissions	572	604	602	617	577	0.9%
Media expenses	14	14	15	16	14	0.0%
Taxes, licenses and fees	81	47	66	52	74	-8.6%
Interest and debt expense	67	67	67	67	68	1.5%
Expenses associated with reserve financing
and unrelated letters of credit	17	17	18	16	19	11.8%
Total operating commissions and other
expenses incurred	1,155	1,168	1,179	1,269	1,168	1.1%

Less Amounts Capitalized
General and administrative expenses	(48)	(48)	(46)	(59)	(47)	2.1%
Commissions	(310)	(331)	(329)	(345)	(296)	4.5%
Taxes, licenses and fees	(8)	(6)	(7)	(8)	(8)	0.0%
Total amounts capitalized	(366)	(385)	(382)	(412)	(351)	4.1%
Total expenses incurred, net of amounts
capitalized, excluding amortization	789	783	797	857	817	3.5%

Amortization
Amortization of DAC and VOBA	247	242	265	358	261	5.7%
Amortization of intangibles	1	1	1	1	1	0.0%
Total amortization	248	243	266	359	262	5.6%
Total operating commissions and
other expenses	$1,037	$1,026	$1,063	$1,216	$1,079	4.1%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Annuities
Earned rate on reserves	4.55%	4.49%	4.43%	4.31%	4.24%	(31)
Prepayment and make whole premiums	0.08%	0.11%	0.11%	0.37%	0.20%	12
Net investment income yield on reserves	4.63%	4.60%	4.54%	4.68%	4.44%	(19)
Interest rate credited to contract holders	2.81%	2.79%	2.81%	2.75%	2.64%	(17)
Interest rate spread	1.82%	1.81%	1.73%	1.93%	1.80%	(2)

Retirement Plan Services
Earned rate on reserves	4.89%	4.78%	4.77%	4.67%	4.65%	(24)
Prepayment and make whole premiums	0.12%	0.12%	0.15%	0.33%	0.18%	6
Net investment income yield on reserves	5.01%	4.90%	4.92%	5.00%	4.83%	(18)
Interest rate credited to contract holders	3.06%	3.05%	3.04%	3.00%	3.02%	(4)
Interest rate spread	1.95%	1.85%	1.88%	2.00%	1.81%	(14)

Life Insurance
Attributable to interest-sensitive products:
Earned rate on reserves	5.46%	5.41%	5.39%	5.37%	5.34%	(12)
Prepayment and make whole premiums	0.04%	0.16%	0.07%	0.29%	0.18%	14
Alternative investments	0.18%	0.15%	0.28%	0.06%	0.05%	(13)
Net investment income yield on reserves	5.68%	5.72%	5.74%	5.72%	5.57%	(11)
Interest rate credited to contract holders	3.94%	3.96%	3.94%	3.96%	3.89%	(5)
Interest rate spread	1.74%	1.76%	1.80%	1.76%	1.68%	(6)

Attributable to traditional products:
Earned rate on reserves	5.87%	5.48%	5.23%	5.54%	5.24%	(63)
Prepayment and make whole premiums	0.22%	0.34%	0.18%	0.17%	0.15%	(7)
Alternative investments	0.00%	0.00%	0.00%	-0.04%	0.00%	-
Net investment income yield on reserves	6.09%	5.82%	5.41%	5.67%	5.39%	(70)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 3/31/14		As of 12/31/14		As of 3/31/15
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$71,681	83.3%	$74,545	83.6%	$77,063	84.0%
U.S. government bonds	388	0.5%	435	0.5%	452	0.5%
Foreign government bonds	559	0.6%	541	0.6%	561	0.6%
Mortgage-backed securities	4,944	5.7%	4,796	5.4%	4,674	5.1%
Asset-backed collateralized debt obligations	241	0.3%	375	0.4%	423	0.5%
State and municipal bonds	4,204	4.9%	4,594	5.2%	4,705	5.1%
Hybrid and redeemable preferred securities	971	1.1%	954	1.1%	935	1.0%
VIEs’ fixed maturity securities	597	0.7%	598	0.7%	598	0.7%
Equity securities	207	0.2%	231	0.3%	210	0.2%
Total AFS securities	83,792	97.3%	87,069	97.8%	89,621	97.7%
Trading securities	2,316	2.7%	2,065	2.2%	2,077	2.3%
Total AFS and trading securities	$86,108	100.0%	$89,134	100.0%	$91,698	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$79,876	99.8%	$80,960	99.7%	$82,579	99.8%
Equity securities	186	0.2%	216	0.3%	192	0.2%
Total AFS and trading securities	$80,062	100.0%	$81,176	100.0%	$82,771	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		95.2%		95.0%		94.9%
Below investment grade		4.8%		5.0%		5.1%

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Net Investment Income	$1,208	$1,207	$1,212	$1,232	$1,187	-1.7%

Average Invested Assets, at Amortized Cost	91,027	91,879	92,704	93,251	94,379	3.7%

Net Investment Income Yield	5.31%	5.25%	5.23%	5.29%	5.03%	(28)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$40	$40	$42	$43	$43	7.5%
Total excluded realized gain (loss)	(58)	(5)	47	(149)	(91)	-56.9%
Total realized gain (loss), pre-tax	$(18)	$35	$89	$(106)	$(48)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(17)	$5	$(16)	$(19)	$(10)	41.2%
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(14)	16	26	(52)	(35)	NM
GLB non-performance risk component	7	(9)	6	16	7	0.0%
Total variable annuity net derivative results	(7)	7	32	(36)	(28)	NM
Indexed annuity forward-starting option	(12)	(8)	9	(9)	(13)	-8.3%
Gain (loss) on sale of subsidiaries/businesses	-	-	-	(28)	(1)	NM
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(36)	$4	$25	$(92)	$(52)	-44.4%

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(2)	$(2)	$(3)	$(3)	$(8)	NM
Other realized gain (loss) related to
certain investments	(2)	2	(1)	(1)	(9)	NM
Gain (loss) on the mark-to-market
on certain instruments	(13)	5	(12)	(15)	7	153.8%
Total realized gain (loss) related
to investments, after-tax	$(17)	$5	$(16)	$(19)	$(10)	41.2%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Leverage Ratio
Short-term debt	$-	$250	$250	$250	$250	NM
Long-term debt	5,380	5,170	5,186	5,270	5,627	4.6%
Total debt (1)	5,380	5,420	5,436	5,520	5,877	9.2%
Less:
Long-term operating debt (2)	1,122	1,122	1,122	1,123	1,123	0.1%
75% of capital securities	909	909	909	909	909	0.0%
Carrying value of fair value hedges	120	159	175	259	315	162.5%
Total numerator	$3,229	$3,230	$3,230	$3,229	$3,530	9.3%

Stockholders’ equity, excluding AOCI	$12,033	$12,252	$12,530	$12,644	$12,570	4.5%
Total debt (1)	5,380	5,420	5,436	5,520	5,877	9.2%
Total denominator	$17,413	$17,672	$17,966	$18,164	$18,447	5.9%

Leverage ratio	18.5%	18.3%	18.0%	17.8%	19.1%

Holding Company Available Liquidity	$562	$573	$572	$554	$786	39.9%

			Ratings as of April 29, 2015
						Standard
			A.M. Best	Fitch	Moody’s	& Poor’s
Senior Debt Ratings			a-	BBB+	Baa1	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company			A	A+	A1	A-
Lincoln Life & Annuity Company of New York			A+	A+	A1	AA-

(1) Excludes obligations under capital leases of $83 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$45	$42	$39	$47	$79	75.6%
Fee income	464	486	503	507	510	9.9%
Net investment income	259	258	257	260	247	-4.6%
Operating realized gain (loss)	39	40	42	42	43	10.3%
Other revenues	102	100	103	110	110	7.8%
Total operating revenues	909	926	944	966	989	8.8%
Operating expenses:
Interest credited	154	154	152	150	143	-7.1%
Benefits	87	80	101	92	129	48.3%
Commissions incurred	250	270	270	266	249	-0.4%
Other expenses incurred	217	210	215	234	222	2.3%
Amounts capitalized	(165)	(174)	(175)	(168)	(147)	10.9%
Amortization	100	100	66	95	100	0.0%
Total operating expenses	643	640	629	669	696	8.2%
Income (loss) from operations before taxes	266	286	315	297	293	10.2%
Federal income tax expense (benefit)	50	59	70	60	54	8.0%
Income (loss) from operations	$216	$227	$245	$237	$239	10.6%

Effective Federal Income Tax Rate	18.7%	20.6%	22.1%	20.1%	18.2%

Average Equity, Excluding Goodwill and AOCI	$3,225	$3,398	$3,632	$3,786	$3,887	20.5%

ROE, Excluding Goodwill	26.8%	26.7%	27.0%	25.1%	24.6%

Return on Average Account Values	75	77	81	78	78	3

Account Values
Separate account values:
Average	$94,058	$96,913	$99,892	$99,827	$101,970	8.4%
End-of-period	95,512	99,801	98,997	100,823	102,976	7.8%
General account values:
Average	21,224	21,355	21,368	21,252	20,907	-1.5%
End-of-period	21,272	21,391	21,273	21,218	21,278	0.0%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$61	$62	$62	$62	$62	1.6%
Net investment income	207	204	207	213	208	0.5%
Other revenues	3	4	3	2	3	0.0%
Total operating revenues	271	270	272	277	273	0.7%
Operating expenses:
Interest credited	118	118	118	119	123	4.2%
Commissions incurred	18	18	17	18	20	11.1%
Other expenses incurred	80	76	81	91	80	0.0%
Amounts capitalized	(8)	(6)	(8)	(9)	(7)	12.5%
Amortization	10	10	9	9	9	-10.0%
Total operating expenses	218	216	217	228	225	3.2%
Income (loss) from operations before taxes	53	54	55	49	48	-9.4%
Federal income tax expense (benefit)	14	15	15	7	13	-7.1%
Income (loss) from operations	$39	$39	$40	$42	$35	-10.3%

Effective Federal Income Tax Rate	26.3%	26.9%	26.7%	16.0%	26.8%

Average Equity, Excluding Goodwill and AOCI	$969	$949	$966	$1,002	$1,006	3.8%

ROE, Excluding Goodwill	16.1%	16.5%	16.6%	16.6%	14.0%

Pre-tax Net Margin	34.5%	35.3%	35.5%	31.3%	32.1%

Return on Average Account Values	30	30	30	31	26	(4)

Average Account Values
Separate account	$15,122	$15,221	$15,471	$15,218	$15,275	1.0%
Mutual fund	20,965	21,901	22,582	22,732	22,499	7.3%
General account	15,373	15,465	15,565	15,789	16,244	5.7%

Net Flows – Trailing Twelve Months	$88	$117	$(52)	$(881)	$(405)	NM

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$132	$139	$153	$133	$149	12.9%
Fee income	574	586	651	656	649	13.1%
Net investment income	624	632	636	639	626	0.3%
Operating realized gain (loss)	1	-	-	1	-	-100.0%
Other revenues	6	6	6	429	8	33.3%
Total operating revenues	1,337	1,363	1,446	1,858	1,432	7.1%
Operating expenses:
Interest credited	334	337	337	341	338	1.2%
Benefits	541	519	550	825	650	20.1%
Commissions incurred	163	173	172	182	162	-0.6%
Other expenses incurred	182	177	173	196	185	1.6%
Amounts capitalized	(178)	(187)	(189)	(206)	(179)	-0.6%
Amortization	117	121	177	240	120	2.6%
Total operating expenses	1,159	1,140	1,220	1,578	1,276	10.1%
Income (loss) from operations before taxes	178	223	226	280	156	-12.4%
Federal income tax expense (benefit)	58	75	76	87	45	-22.4%
Income (loss) from operations	$120	$148	$150	$193	$111	-7.5%

Effective Federal Income Tax Rate	32.7%	33.4%	33.4%	31.0%	28.8%

Average Equity, Excluding Goodwill and AOCI	$5,989	$6,088	$6,226	$6,204	$6,226	4.0%

ROE, Excluding Goodwill	8.0%	9.7%	9.7%	12.5%	7.1%

Average Account Values	$40,333	$40,895	$41,371	$41,858	$42,468	5.3%

In-Force Face Amount
UL and other	$319,414	$321,056	$322,416	$324,356	$324,815	1.7%
Term insurance	303,200	308,253	312,584	316,513	318,832	5.2%
Total in-force face amount	$622,614	$629,309	$635,000	$640,869	$643,647	3.4%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$562	$574	$550	$567	$561	-0.2%
Net investment income	45	44	45	46	43	-4.4%
Other revenues	3	3	3	3	1	-66.7%
Total operating revenues	610	621	598	616	605	-0.8%
Operating expenses:
Interest credited	1	2	1	1	1	0.0%
Benefits	423	463	428	460	440	4.0%
Commissions incurred	66	68	68	70	66	0.0%
Other expenses incurred	87	92	87	111	94	8.0%
Amounts capitalized	(16)	(18)	(11)	(30)	(17)	-6.3%
Amortization	19	11	13	14	31	63.2%
Total operating expenses	580	618	586	626	615	6.0%
Income (loss) from operations before taxes	30	3	12	(10)	(10)	NM
Federal income tax expense (benefit)	10	1	4	(3)	(4)	NM
Income (loss) from operations	$20	$2	$8	$(7)	$(6)	NM

Effective Federal Income Tax Rate	35.0%	34.9%	35.0%	35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,157	$1,186	$1,208	$1,227	$1,241	7.3%

ROE, Excluding Goodwill	6.8%	0.6%	2.6%	-2.1%	-2.1%

Loss Ratios by Product Line
Life	76.1%	80.0%	75.9%	75.5%	77.7%
Disability	73.6%	82.6%	80.8%	89.2%	79.7%
Dental	74.0%	71.1%	70.8%	68.6%	73.0%
Total non-medical	74.8%	80.3%	77.6%	81.0%	78.1%
Medical	87.6%	89.0%	90.6%	87.7%	89.5%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$-	$-	$5	$-	NM
Net investment income	73	70	68	75	63	-13.7%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%
Media revenues	15	17	17	19	14	-6.7%
Other revenues	-	1	-	-	-	NM
Total operating revenues	106	106	103	117	95	-10.4%
Operating expenses:
Interest credited	27	26	22	20	21	-22.2%
Benefits	30	29	28	34	27	-10.0%
Media expenses	14	14	15	16	14	0.0%
Commissions and other expenses	14	4	16	20	9	-35.7%
Interest and debt expenses	67	67	67	67	68	1.5%
Total operating expenses	152	140	148	157	139	-8.6%
Income (loss) from operations before taxes	(46)	(34)	(45)	(40)	(44)	4.3%
Federal income tax expense (benefit)	(16)	(12)	(16)	(14)	(17)	-6.3%
Income (loss) from operations	$(30)	$(22)	$(29)	$(26)	$(27)	10.0%

Discontinued Operations
Gain (loss) on disposal before taxes	$-	$-	$-	$1	$-	NM
Federal income tax expense (benefit)	-	-	-	-	-	NM
Gain (loss) on disposal	$-	$-	$-	$1	$-	NM

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
DAC and VOBA
Balance as of beginning-of-period	$8,886	$8,454	$8,149	$8,372	$8,207	-7.6%
Business sold through reinsurance	-	-	2	-	-	NM
Deferrals	366	385	382	412	351	-4.1%
Operating amortization	(247)	(242)	(265)	(358)	(261)	-5.7%
Deferrals, net of operating amortization	119	143	117	54	90	-24.4%
Amortization associated with benefit ratio unlocking	(1)	(2)	1	(1)	(2)	-100.0%
Adjustment related to realized (gains) losses	(8)	-	(27)	4	3	137.5%
Adjustment related to unrealized (gains) losses	(542)	(446)	130	(222)	(142)	73.8%
Balance as of end-of-period	$8,454	$8,149	$8,372	$8,207	$8,156	-3.5%

DSI
Balance as of beginning-of-period	$267	$256	$244	$242	$240	-10.1%
Deferrals	3	4	3	3	7	133.3%
Operating amortization	(10)	(10)	(8)	(9)	(9)	10.0%
Deferrals, net of operating amortization	(7)	(6)	(5)	(6)	(2)	71.4%
Adjustment related to realized (gains) losses	-	(1)	(3)	-	-	NM
Adjustment related to unrealized (gains) losses	(4)	(5)	6	4	(3)	25.0%
Balance as of end-of-period	$256	$244	$242	$240	$235	-8.2%

DFEL
Balance as of beginning-of-period	$1,938	$1,707	$1,520	$1,523	$1,401	-27.7%
Deferrals	81	90	108	123	120	48.1%
Operating amortization	(65)	(73)	(125)	(121)	(76)	-16.9%
Deferrals, net of operating amortization	16	17	(17)	2	44	175.0%
Adjustment related to realized (gains) losses	(2)	(2)	(1)	-	-	100.0%
Adjustment related to unrealized (gains) losses	(245)	(202)	21	(124)	(123)	49.8%
Balance as of end-of-period	$1,707	$1,520	$1,523	$1,401	$1,322	-22.6%

Lincoln Financial Group
Annuities – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
DAC and VOBA
Balance as of beginning-of-period	$2,770	$2,784	$2,810	$2,951	$3,063	10.6%
Deferrals	165	174	175	168	147	-10.9%
Operating amortization	(100)	(100)	(66)	(95)	(100)	0.0%
Deferrals, net of operating amortization	65	74	109	73	47	-27.7%
Amortization associated with benefit ratio unlocking	(1)	(2)	1	(1)	(2)	-100.0%
Adjustment related to realized (gains) losses	(4)	6	(23)	9	7	275.0%
Adjustment related to unrealized (gains) losses	(46)	(52)	54	31	(27)	41.3%
Balance as of end-of-period	$2,784	$2,810	$2,951	$3,063	$3,088	10.9%

DSI
Balance as of beginning-of-period	$259	$248	$234	$231	$227	-12.4%
Deferrals	2	1	1	2	5	150.0%
Operating amortization	(10)	(9)	(7)	(9)	(9)	10.0%
Deferrals, net of operating amortization	(8)	(8)	(6)	(7)	(4)	50.0%
Adjustment related to realized (gains) losses	-	(1)	(3)	-	-	NM
Adjustment related to unrealized (gains) losses	(3)	(5)	6	3	(2)	33.3%
Balance as of end-of-period	$248	$234	$231	$227	$221	-10.9%

DFEL
Balance as of beginning-of-period	$265	$264	$262	$263	$266	0.4%
Deferrals	8	8	9	10	8	0.0%
Operating amortization	(7)	(9)	(6)	(7)	(8)	-14.3%
Deferrals, net of operating amortization	1	(1)	3	3	-	-100.0%
Adjustment related to realized (gains) losses	(2)	(1)	(2)	-	-	100.0%
Balance as of end-of-period	$264	$262	$263	$266	$266	0.8%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection – DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
DAC and VOBA – Retirement Plan Services
Balance as of beginning-of-period	$173	$165	$135	$147	$148	-14.5%
Deferrals	8	6	8	9	7	-12.5%
Operating amortization	(10)	(10)	(9)	(9)	(9)	10.0%
Deferrals, net of operating amortization	(2)	(4)	(1)	-	(2)	0.0%
Adjustment related to unrealized (gains) losses	(6)	(26)	13	1	2	133.3%
Balance as of end-of-period	$165	$135	$147	$148	$148	-10.3%

DAC and VOBA – Life Insurance
Balance as of beginning-of-period	$5,713	$5,278	$4,970	$5,043	$4,749	-16.9%
Business sold through reinsurance	-	-	2	-	-	NM
Deferrals	178	187	189	206	179	0.6%
Operating amortization	(117)	(121)	(177)	(240)	(120)	-2.6%
Deferrals, net of operating amortization	61	66	12	(34)	59	-3.3%
Adjustment related to realized (gains) losses	(4)	(6)	(4)	(4)	(4)	0.0%
Adjustment related to unrealized (gains) losses	(492)	(368)	63	(256)	(118)	76.0%
Balance as of end-of-period	$5,278	$4,970	$5,043	$4,749	$4,686	-11.2%

DFEL – Life Insurance
Balance as of beginning-of-period	$1,673	$1,443	$1,258	$1,259	$1,135	-32.2%
Deferrals	73	82	100	114	111	52.1%
Operating amortization	(58)	(64)	(119)	(115)	(67)	-15.5%
Deferrals, net of operating amortization	15	18	(19)	(1)	44	193.3%
Adjustment related to realized (gains) losses	(1)	(1)	(1)	(1)	(1)	0.0%
Adjustment related to unrealized (gains) losses	(244)	(202)	21	(122)	(122)	50.0%
Balance as of end-of-period	$1,443	$1,258	$1,259	$1,135	$1,056	-26.8%

DAC and VOBA – Group Protection
Balance as of beginning-of-period	$230	$227	$234	$232	$248	7.8%
Deferrals	16	18	11	30	17	6.3%
Operating amortization	(19)	(11)	(13)	(14)	(31)	-63.2%
Deferrals, net of operating amortization	(3)	7	(2)	16	(14)	NM
Balance as of end-of-period	$227	$234	$232	$248	$234	3.1%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Fixed Annuities
Balance as of beginning-of-period	$18,552	$18,730	$18,875	$18,746	$18,661	0.6%
Gross deposits	432	393	227	206	293	-32.2%
Withdrawals and deaths	(424)	(460)	(475)	(481)	(454)	-7.1%
Net flows	8	(67)	(248)	(275)	(161)	NM
Reinvested interest credited	168	211	118	188	146	-13.1%
Sales inducements deferred	2	1	1	2	5	150.0%
Balance as of end-of-period, gross	18,730	18,875	18,746	18,661	18,651	-0.4%
Reinsurance ceded	(744)	(726)	(714)	(693)	(676)	9.1%
Balance as of end-of-period, net	$17,986	$18,149	$18,032	$17,968	$17,975	-0.1%

Variable Annuities
Balance as of beginning-of-period	$97,298	$98,798	$103,043	$102,238	$104,073	7.0%
Gross deposits	2,947	3,173	3,226	3,175	2,697	-8.5%
Withdrawals and deaths	(2,260)	(2,275)	(2,413)	(2,345)	(2,340)	-3.5%
Net flows	687	898	813	830	357	-48.0%
Change in market value and reinvestment	813	3,347	(1,618)	1,005	1,849	127.4%
Balance as of end-of-period, gross	98,798	103,043	102,238	104,073	106,279	7.6%
Reinsurance ceded	-	-	-	-	-	NM
Balance as of end-of-period, net	$98,798	$103,043	$102,238	$104,073	$106,279	7.6%

Total
Balance as of beginning-of-period	$115,850	$117,528	$121,918	$120,984	$122,734	5.9%
Gross deposits	3,379	3,566	3,453	3,381	2,990	-11.5%
Withdrawals and deaths	(2,684)	(2,735)	(2,888)	(2,826)	(2,794)	-4.1%
Net flows	695	831	565	555	196	-71.8%
Change in market value and reinvestment	981	3,558	(1,500)	1,193	1,995	103.4%
Sales inducements deferred	2	1	1	2	5	150.0%
Balance as of end-of-period, gross	117,528	121,918	120,984	122,734	124,930	6.3%
Reinsurance ceded	(744)	(726)	(714)	(693)	(676)	9.1%
Balance as of end-of-period, net	$116,784	$121,192	$120,270	$122,041	$124,254	6.4%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Small Market
Balance as of beginning-of-period	$8,203	$8,223	$8,521	$8,459	$8,574	4.5%
Gross deposits	470	409	449	485	453	-3.6%
Withdrawals and deaths	(510)	(389)	(376)	(505)	(472)	7.5%
Net flows	(40)	20	73	(20)	(19)	52.5%
Transfers between fixed and variable accounts	-	-	1	7	2	NM
Change in market value and reinvestment	60	278	(136)	128	119	98.3%
Balance as of end-of-period	$8,223	$8,521	$8,459	$8,574	$8,676	5.5%

Mid – Large Market
Balance as of beginning-of-period	$26,468	$26,708	$28,107	$28,062	$28,067	6.0%
Gross deposits	1,111	1,260	1,023	1,716	1,116	0.5%
Withdrawals and deaths	(1,213)	(697)	(799)	(2,370)	(729)	39.9%
Net flows	(102)	563	224	(654)	387	NM
Transfers between fixed and variable accounts	9	7	(13)	(6)	(15)	NM
Change in market value and reinvestment	333	829	(256)	665	601	80.5%
Balance as of end-of-period	$26,708	$28,107	$28,062	$28,067	$29,040	8.7%

Multi-Fund® and Other
Balance as of beginning-of-period	$16,947	$16,920	$17,120	$16,841	$16,898	-0.3%
Gross deposits	177	145	139	131	135	-23.7%
Withdrawals and deaths	(396)	(362)	(386)	(393)	(388)	2.0%
Net flows	(219)	(217)	(247)	(262)	(253)	-15.5%
Change in market value and reinvestment	192	417	(32)	319	271	41.1%
Balance as of end-of-period	$16,920	$17,120	$16,841	$16,898	$16,916	0.0%

Total
Balance as of beginning-of-period	$51,618	$51,851	$53,748	$53,362	$53,539	3.7%
Gross deposits	1,758	1,814	1,611	2,332	1,704	-3.1%
Withdrawals and deaths	(2,119)	(1,448)	(1,561)	(3,268)	(1,589)	25.0%
Net flows	(361)	366	50	(936)	115	131.9%
Transfers between fixed and variable accounts	9	7	(12)	1	(13)	NM
Change in market value and reinvestment	585	1,524	(424)	1,112	991	69.4%
Balance as of end-of-period	$51,851	$53,748	$53,362	$53,539	$54,632	5.4%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$33,721	$33,886	$34,094	$34,315	$34,612	2.6%
Deposits	869	890	934	1,029	921	6.0%
Withdrawals and deaths	(292)	(253)	(259)	(256)	(299)	-2.4%
Net flows	577	637	675	773	622	7.8%
Contract holder assessments	(741)	(764)	(791)	(819)	(814)	-9.9%
Reinvested interest credited	329	335	337	343	333	1.2%
Balance as of end-of-period, gross	33,886	34,094	34,315	34,612	34,753	2.6%
Reinsurance ceded	(804)	(797)	(793)	(784)	(782)	2.7%
Balance as of end-of-period, net	$33,082	$33,297	$33,522	$33,828	$33,971	2.7%

VUL
Balance as of beginning-of-period	$8,094	$8,354	$8,842	$8,854	$9,263	14.4%
Deposits	397	418	351	445	390	-1.8%
Withdrawals and deaths	(145)	(136)	(92)	(122)	(124)	14.5%
Net flows	252	282	259	323	266	5.6%
Contract holder assessments	(112)	(118)	(119)	(128)	(130)	-16.1%
Change in market value and reinvestment	120	324	(128)	214	236	96.7%
Balance as of end-of-period, gross	8,354	8,842	8,854	9,263	9,635	15.3%
Reinsurance ceded	(884)	(901)	(872)	(878)	(882)	0.2%
Balance as of end-of-period, net	$7,470	$7,941	$7,982	$8,385	$8,753	17.2%

Total
Balance as of beginning-of-period	$41,815	$42,240	$42,936	$43,169	$43,875	4.9%
Deposits	1,266	1,308	1,285	1,474	1,311	3.6%
Withdrawals and deaths	(437)	(389)	(351)	(378)	(423)	3.2%
Net flows	829	919	934	1,096	888	7.1%
Contract holder assessments	(853)	(882)	(910)	(947)	(944)	-10.7%
Change in market value and reinvestment	449	659	209	557	569	26.7%
Balance as of end-of-period, gross	42,240	42,936	43,169	43,875	44,388	5.1%
Reinsurance ceded	(1,688)	(1,698)	(1,665)	(1,662)	(1,664)	1.4%
Balance as of end-of-period, net	$40,552	$41,238	$41,504	$42,213	$42,724	5.4%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	Change
Revenues
Operating revenues	$3,233	$3,286	$3,363	$3,834	$3,394	5.0%
Excluded realized gain (loss)	(58)	(5)	47	(149)	(91)	-56.9%
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%
Total revenues	$3,176	$3,282	$3,411	$3,686	$3,304	4.0%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(38)	$(3)	$31	$(96)	$(60)	-57.9%
Benefit ratio unlocking	2	7	(6)	4	8	300.0%
Net gain (loss), after-tax	$(36)	$4	$25	$(92)	$(52)	-44.4%

Net Income
Income (loss) from operations	$365	$394	$414	$439	$352	-3.6%
Excluded realized gain (loss)	(38)	(3)	31	(96)	(60)	-57.9%
Benefit ratio unlocking	2	7	(6)	4	8	300.0%
Income (loss) from discontinued operations	-	-	-	1	-	NM
Net income (loss)	$329	$398	$439	$348	$300	-8.8%

Earnings (Loss) Per Common Share – Diluted
Income (loss) from operations	$1.34	$1.47	$1.56	$1.67	$1.35	0.7%
Excluded realized gain (loss)	(0.14)	(0.01)	0.11	(0.36)	(0.23)	-64.3%
Benefit ratio unlocking	0.01	0.02	(0.02)	0.01	0.03	200.0%
Net income (loss)	$1.21	$1.48	$1.65	$1.32	$1.15	-5.0%